                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  FORM 8-K/A
                                AMENDMENT NO. 1



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): SEPTEMBER   , 1999



                     Commission File Number: 033-55254-27
                            Advanced Lumitech, Inc.
           (Exact name of registration as specified in its charter)

                  Nevada                            870438637
      (State or other jurisdiction of     (IRS Employer Identification No.)
       incorporation or organization)

          36 Avenue Cardinal - Mermillod, Carouge, Switzerland 1227 (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: 41-22-301-0360



The undersigned registrant hereby amends and restates Item 7 of its current report on Form 8-K dated August 14, 1998, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired.
              ------------------------------------------

              The financial statements, as of December 31, 1997, for the year then ended, and for the period from February 7, 1992 to December 31, 1997, of the business acquired, Lumitech, S.A. (a development stage company) (" Lumitech"or the "Business"), is substantially the same information as is included in the Form 10-K of Advanced Lumitech, Inc. for the year ended December 31, 1998. The financial information is substantially the same since the acquisition was accounted for as a reverse merger and the legal acquiror (Hyena Capital) had no operations, assets or liabilities during the period from February 7, 1992 to August 13, 1998, the date of the acquisition of the Company. The financial information for Lumitech, S.A. included in the Form 10-K for the year ended December 31, 1998 of Advanced Lumitech, Inc. including the audited consolidated balance sheet as of December 31, 1997, the consolidated statements of operations, of stockholders' deficit and cash flows and the related notes for the year ended December 31, 1997, and for the period from February 7, 1992 to December 31, 1997, meet the financial statement disclosure requirements relevant to the business acquired. Accordingly, separate financial statements are not necessary.


          (b) Pro Forma Financial Information.
              --------------------------------

              The following unaudited pro forma condensed consolidated financial statements of the Business are included as Exhibit 99.2 to this report and incorporated herein by this reference:


              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998.

              Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

              Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

              The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 is substantially the same information as is included in Form 10-K of Advanced Lumitech, Inc. for the year ended December 31, 1998 (see Item 7(a) above) and, accordingly, is not filed separately.
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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September   , 1999

                                        ADVANCED LUMITECH, INC.

                                        By: /s/ Patrick Planche


                                        ____________________________
                                        Patrick Planche
                                        Chairman of the Board
                                        Chief Executive Officer
                                        Principal Financial Officer

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                                 Exhibit Index


Exhibit No.         Description
-----------         -----------
 2.1*               Merger Agreement, dated August 12, 1998 by and among Hyena
                    Capital, Inc., Lumitech, S.A. and Patrick Planche

99.2                The following unaudited pro forma condensed Consolidated
                    Financial Statements

                    Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998.

                    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

                    Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                    * Previously filed with the Company's Current Report on Form 8-K dated August 14, 1998 filed on August 14, 1998.


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